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                                                                   EXHIBIT 10.1

                              FOURTH AMENDMENT TO
                FIRST AMENDED AND RESTATED MANAGEMENT AGREEMENT
                      BETWEEN DEEPTECH INTERNATIONAL INC.
                       AND LEVIATHAN GAS PIPELINE COMPANY


         This Fourth Amendment dated as of May 1, 1997 (this "Amendment") has been executed and delivered by the undersigned for the purpose of amending and extending the First Amended and Restated Management Agreement dated as of June 27, 1994 (the "Agreement", as amended) between DeepTech International Inc. and Leviathan Gas Pipeline Company. Unless otherwise defined in the Amendment, all capitalized terms herein shall have the meanings ascribed to them in the Agreement.

         WHEREAS, the parties deem it to be in their mutual best interests to amend and extend the term of the Agreement.

         NOW, THEREFORE, the Parties hereby amend the Agreement as follows:

         1. Amendment of Article 1. Article 1 of the Agreement is hereby amended by:

                  a.   Adding the defined term "Extended Term".

                       "Extended Term" means the five (5) year period from the end of the Initial Term.

         2. Amendment of Subsection 5.1. Section 5.1 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  5.1 Initial and Extended Term. This Agreement shall be effective from the Effective Date and shall continue for five (5) years thereafter (the "Initial Term") ; subject, however , to the terms of Section 5.2 hereof. At the end of the Initial Term, this Agreement shall continue in force and effect for the Extended Term; subject, however to the terms of Section 5.2 hereof. At the end of the Extended Term, this Agreement shall continue in force and effect for subsequent one (1) year periods unless terminated by either party pursuant to
                       Section 5.2.

         3. Amendment of Subsection 5.2 (b). Section 5.2 (b) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:


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                  5.2  (b) Optional Termination After the Extended Term, either party may, ninety days prior to any anniversary of the Effective Date, provide to the other Party written notice of its intent to terminate this Agreement on such anniversary date, whereupon this Agreement shall terminate on the anniversary date specified in such notice.

         IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the date first set forth in the preamble.


DEEPTECH INTERNATIONAL INC.         LEVIATHAN GAS PIPELINE COMPANY



By:                                 By:
   -------------------------------     -------------------------------
Donald V. Weir                      Grant E. Sims
Chief Financial Officer             Chief Executive Officer